FORM 8-KSB

UNITED STATE

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2005

AMERICAN HOME FOOD PRODUCTS, INC.

(formerly Novex Systems International, Inc.)

(Exact name of registrant as specified in its charter)

New York	0-26112	41-1759882
(State of Jurisdiction)	(Commission File Number)	(IRS Employer ID No.)

67 Wall Street New York, New York		10005
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code 914-337-0231

Title of each class	Name of each exchange on which registered
Common Stock $.001 par value	OTC Electronic Bulletin Board

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]   Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes In Registrant’s Certifying Accountant.

On April 18, 2005, American Home Food Products, Inc. (“AHFP”)(formerly Novex Systems International, Inc.) dismissed Radin, Glass & Co., LLP as its independent registered public accounting firm. Radin, Glass & Co. LLP had been the independent registered public accounting firm for and audited the financial statements of AHFP as of May 31, 2004 and for two years then ended. The reports of Radin, Glass & Co., LLP on the financial statements of AHFP for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for the years ending May 31, 2003 and 2004, which contained an explanatory paragraph regarding the registrant’s ability to continue as a going concern.

In connection with the audit for the two most recent fiscal years and in connection with Radin, Glass & Co., LLP’s review of the subsequent interim periods preceding dismissal on April 18, 2005, there have been no disagreements between AHFP and Radin, Glass & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Radin, Glass & Co., LLP, would have caused Radin, Glass & Co., LLP to make reference thereto in their report on AHFP’s financial statements for these fiscal years. During the two most recent fiscal years and prior to the date hereof, AHFP had no reportable events (as defined in Item 304(a)(1) of Regulation S-B).

Radin, Glass & Co., LLP has furnished AHFP with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of this letter is included as an exhibit to this Report on Form 8-K.

On April 18, 2005, AHFP engaged Sherb & Co., LLP as its independent registered public accounting firm. AHFP had not consulted with Sherb & Co., LLP regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on AHFP’s financial statements, and neither written nor oral advice was provided that would be an important factor considered by AHFP in reaching a decision as to an accounting, auditing or financial reporting issues.

The change was approved by AHFP’s board of directors.

Item 9.01	Financial Statements And Exhibits.

(c)	Exhibits.

16.1	Letter from Radin, Glass & Co., LLP to the Securities and Exchange Commission dated April 19, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN HOME FOOD PRODUCTS, INC.

By: /s/ Daniel W. Dowe
Daniel W. Dowe
President

DATED: April 19, 2005

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